UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

___________________________________________________________________

Date of report (Date of earliest event reported): December 30, 2013

UCP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52239	98-0449083
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

14 Wall Street, 20th Floor

New York, NY 10005

(Address of principal executive offices) (Zip Code)

(212) 618-1312

Registrant’s telephone number, including area code

With Copies to:

Centarus Legal Services, PC
1821 Walden Office Square, Suite 400, Schaumburg, IL 60173
Attention: Louis Amatucci Esq.
Tel: 866-312-5711
Facsimile: 847-232-3370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2013, UCP Holdings, Inc. (the “Company”) entered into share exchange agreement (the “Exchange Agreement”) with Erdogan Cetin (the “Shareholder”). Pursuant to the Exchange Agreement, the Shareholder transferred to the Company 2,040,000,000 shares of common stock of Kapital Yonetim Hizmet Ve Gayrimenkul Yatirim Sanayi Ticaret Ltd. Sirketi (“Kapital”), representing 51% of the outstanding shares of Kapital, in exchange for 36,500,000 newly issued shares of the Company’s common stock.

Kapital is an independently established and privately held equity investment house based in Istanbul. Since inception, Kapital has been in the business of making direct equity investments in strong, growth oriented businesses, which have not yet reached their real value, in industries with strong growth potential in Turkey. Kapital uses a value driven approach to make investments primarily in energy, real estate, infrastructure and finance industries, as well as indirectly in the agriculture industry with. Kapital is distinguished with its focus on “Real Asset” investments while creating maximum value for its shareholders.

Kapital has been generating above average Return on Investment (ROI) by investing in small and medium-sized enterprises, typically with high-quality, value-added products, favorable growth prospects and proven, motivated management teams who take significant equity ownership positions in their own companies…

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described in Item 1.01 above, the Company completed the acquisition of 2,040,000,000 shares of the common stock of Kapital.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the transaction referenced in Item 1.01 above, in exchanging its common stock for the common stock of Kapital, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(10) Share Exchange Agreement, dated December 30, 2013, between the Company and the Shareholder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCP HOLDINGS, INC.

Date: January 14, 2014	By: /s/ Siva Pillarisetty

Siva Pillarisetty

Chief Financial Officer (principal financial officer)

EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(10) Share Exchange Agreement, dated December 30, 2013, between the Company and the Shareholder.